SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 22, 2003

LEVI STRAUSS & CO.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-36234	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release of Moody’s Investors Service dated September 22, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

On September 22, 2003, Moody’s Investors Service (“Moody’s”) issued a press release regarding its decision to downgrade the ratings of Levi Strauss & Co. Attached hereto as Exhibit 99.1 is a copy of the Moody’s press release dated September 22, 2003 titled “Moody’s Investors Service Downgrades Levi Strauss & Co.’s Sr. Unsecured Notes to Ca from B3—Senior Implied to Caa1 from B2—Assigns (P)Caa1 to Proposed Gtd Secured Term Loan Due 2009.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: September 23, 2003	By:	/s/ WILLIAM B. CHIASSON
	Name:	William B. Chiasson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Moody’s Investors Service dated September 22, 2003.